EXHIBIT 10.5

                                   ITEM 1,(10)

                   PURCHASE AND SUBSCRIPTION AGREEMENT BETWEEN
             PHOENIX RESOURCES TECHNOLOGIES, INC. AND ROCKY MOUNTAIN
                               CRYSTAL WATER, INC.
                             DATED JAUNARY 31, 1997







































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                       PURCHASE AND SUBSCRIPTION AGREEMENT

     THIS AGREEMENT MADE AS OF THE 31ST DAY OF JANUARY 1997 BY AND BETWEEN PHOENIX RESOURCES TECHNOLOGIES, INC., [PRTI] A NEVADA CORPORATION, HEREINAFTER REFERRED TO AS "PRTI AND OR ACQUIROR" AND ROCKY MOUNTAIN CRYSTAL WATER, INC.,RMCW A WYOMING CORPORATION, HEREINAFTER AS REFERRED TO AS THE "RNCW, PURCHASER OR SUBSCRIBER / ACQUIREE"; COLLECTIVELY REFERRED TO AS THE PARTIES.

                                   WITNESSETH

                                    RECITALS

WEHEREAS: "ACQUIROR" WISHES TO ACQUIRE THE CONTROLLING SHARE OWNERSHIP INTEREST OF ROCKY MOUNTAIN CRYSTAL WATKR, INC., A WYOMING CORPORATION, HERE-IN-AFTER REFERRED TO ALSO AS "RMCW", FOR AND IN GOOD AND VALUABLE CONSIDERATION, AND;

WHEREAS: ACQUIROR WISHES TO, AND SUBSCRIBER / PURCHASER WISHES TO ACQUIRE ACQUIROR'S 6,000,000 CLASS "B" PREFERRED CAPITAL STOCK OWERSHIP OF "PRTI" FOR AND IN CONSIDERATION OF 6,000,000 CO~ON SHARES ISSUED BY SUBSCRIBER TO ACQUIROR, AND;

WHEREAS: THE PARTIES TO THIS AGREEMENT HEREIN AGREE; THAT THIS TRANSACTION IS BY MEANS OF PRIVATE SALE AND TREATY AND IS REFERENCED SOLELY AS TO THE RESPECTIVE CONSIDERATION PAID SHARES EXCHANGED AS BEING A PRIVATE SECURITIES TRANSACTION FOR ACQUISITION PURPOSES, AS PROMULGATED BY ANY STATE, TERRITORIAL, PROVINCIAL OR FEDERAL AGENCY RULE OR LAW.

WHEREAS:   THE PARTIES TO THIS AGREEMENT HAVE AS HEREIN REPRESENTED AND
WARRANTED, ENTERED INTO THIS BINDING AGREEMENT, WHICH TERMS ARE HEREIN INCORPORATED, INCLUSIVE OF ALL EXHIBITS TO THIS AGREEMENT, INCLUDING POST CLOSING DOCUMENTS OR ACTIONS AND IT IS AGREED TO BY THE PARTIES HERETO THAT AS SUCH THEY ARE AN INTEGRAL PART HEREOF, AND SHALL REMAIN AND SURVIVE AS TO THEIR CONSTRUCTIVE INTENT AND CONTENT PURSUANT AND SUBJECT TO ALL CONDITIONS OF THIS AGREEMEN, AS CONTAINED HEREIN, TO SUBSTANTIATE THE VALIDITY OF THIS AGREEMENT AS TO PRECLUDE ANY ABSENCE OF ANY CONDITIONS VOIDING THIS AGREEMENT.

THEREFORE, IT IS AGREED:

                                    A.
                           TERMS AND CONDITIONS

1.O1 ACQUIROR WISHES TO, AND SUBSCRIBER / PURCHASER WISHES TO ACQUIRE PRTI'S 6,000,000 CLASS "B" PREFERRED CAPITAL STOCK OF WHICH SHALL CONTAlN VOTING RIGHTS AND CONVERSION RIGHTS INTO 60,000,000 COMMON SHARES OF PRTI COMMON SHARES AT THE OPTION OF RMCW INTO OWNERSHIP OF "PRTI" FOR AND IN CONSIDERATION OF 6,000,OO0 COMMON SHARES ISSUED BY SUBSCRIBER TO ACQUIROR, EFFECTIVE THIS DATE, AS PAYMENT IN FULL.

1.02 PRTI REPRESENTS IT HAS 125 MlLLION COMMON SHARE AUTHORIZED WITH 11,O49,888 COMMON SHARE ISSUED FULLY PAID AND NON ACCESSIBLE. PRTI FURTHER REPRESENTS IT HAS 10 MlLLION PREFERRED SHARES AUTHORIZED

                                                               INITIAL: JM/ MP
                                                                    PAGE #1 OF 5



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WITH 100,000 SHARES ISSUED WHICH SAID ISSUED PREFERRED SHARES OF WHICH [100,000]
WILL BE CANCELLED SUBSEQUENT TO THIS AGREEMENT AND CLOSING.

1.O3 PPTI REPRESENTS THAT AT CLOSING THE TOTAL ASSETS OF $12,700,000 AND TOTAL LIABILITIES, LIENS, PAYABLES, OBLIGATIONS OR PENDING ACTIONS EITHER PENDING OR THREATENED, DIRECT, INDIRECT OR CONTINGENT DOES NOT EXCEED THE AMOUNT OF $15,000. FURTHER, THE STOCKHOLDERS' EQUITY IS 12,685,000, INCLUSIVE OF $733,400 IN TREASURY STOCK. PRTI IS AS OF THE CLOSING OF THIS AGREEMENT SIMULTANEOUSLY CLOSING ON THE SALE OF ALL OPERATIONS INCLUSIVE OF ALL ASSETS AND LIABILITIES FOR AND IN CONSIDERATIN OF A NOTE ATTACHED HERETO AS AN EXHIBIT IN THE AMOUNT OF $12,700,000. IF ANY LIABILITY, DEBT, CAUSE OF ACTION OCCURS AFTER THE DATE OF CLOSING, IT SHALL BE CURED WITHIN 45 DAYS. IN THE EVENT THAT ANY OF THE FOREGOING ARE NOT CURED RMCW HAS THE SOLE OPTION TO RESCIND THIS AGREEMENT.

1.04 PRTI BOARD OF DIRECTORS SHALL AND DOES NOMINATE AND ELECT ALL OF RMCW'S BOARD MEMBERS TO THE BOARD, AND ACCEPTS THE RESIGNATION OF JAMES RAY OF ALL OFFICES INCLUDING THAT OF CHAIRAAN, CEO AND PRESIDENT AND ELECTS, HIRES AND RATIFIES MICHAEL PUHR TO THESE OFFICES OF PRTI EFFECTIVE ON THIS DATE. THE ACCEPTANCE OF SAID RMCW DIRECTORS, RESIGNATION OF MR. RAY AND ACCEPTANCE BY MR. PUHR ARE ATTACHED HERETO AS AN EXHIBITS.

1.05 THE PARTIES AGREE TO COOPERATE FULLY TO TIMELY FILE ALL NECESSARY ITEMS PURSUANT TO STATE AND FEDERAL CORPORATE LAW, AND FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION INCLUDING AUDITED CONSOLIDATED FINANCIAL STATEMENTS.

1.06 THIS AGREEMENT SHALL BE PURSUANT TO A TAX FREE EXCHANGE, INCLUSIVE OF THE OPTION OF THE CURRENT RMCW SHAREHOLDERS1 EXCHANGE OF THIER CURRENT COMMON SHARE HOLDINGS FOR THE PRTI PREFERRED THEN OWNED AND CONVERTIBLE TO PRTI COMMON.

1.07 PURSUANT TO THE CONDITIONS OF THIS AGREEMENT PRTI REPRESENTS THAT IT IS A FULLY REPORTING COMPANY AND HAS MAINTAINED A CONTINUING REGISTRATION BY FILINGS PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934 AND FULLY REGISTERED UNDER THE SECURITIES ACTS OF 1933 AND 1934, SEC FILE #1-10987 & #0-19708, AND CUSIP #719131-10-4.

1.08 IT IS ACKNOWLEDGE THAT PRTI HAS IN EXISTENCE AN EFFECTIVE EMPLOYEE BENEFIT INCENTIVE PLAN, SEC REGISTRATION #33-90484. PURSUANT TO THE TERMS AND CONDITIONS HEREIN IT IS AGREED THAT THE PLAN SHALL BE INCREASED BY TWENTY FIVE MILLION SHARES1 IMMEDIATELY AFTER CLOSING.

1. 09 THE PARTIES SPECIFIOALLY MUTUALLY AGREE TO ADHERE TO FULL AND PROPER CORPORATE GOVERNANCE INCLUSIVE OF FULL RATIFICATION OF EACH RESPECTIVE BOARD OF DIRECTORS, WHICH ARE ATTACHED HERETO AS EXHIBITS.



                                                              INITIAL:JM / MP  /
                                                                  PAGE #2 OF *5*



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                                       B.
               CONVEYANCE, TRANSFER AND DELIVERY OF CONSIDERATION:

As soon as practical after closing of this Agreement, the Parties shall cause to be transferred and delivered the total shares of capital stock represented herein, fully paid, non ascessable and properly issued.

                                       C.
                                REPRESENTATIONS:

     1. "ACQUIROR", represents and warrants that the financial statements accurately represent the assets and liabilities thereof; that all proprietary items relating to the business of "PRTI". Further, that no known undisclosed contingent liabilities or threatened claims exist or are applicable to "PRTI" that would or could be passed on to SUBSCRIBER {RMCW}.

     5. ACQUIROR represents that "PRTI" is not involved directly in any litigation, dispute1 investigation or proceedings1 constituting materiality in this transaction.

     6. As of the date of this Agreement and transfer of ownership "PRTI", is a corporation in good standing.

     7. "PRTI" represents that it has filed all reports and paid or reserved any monies currently due, as required by all governmental bodies, inclusive of all local, state, federal authorities and or as required pursuant to the business.

     8. FURTHER, THE PARTIES TO THIS AGREEMENT HEREIN AGREE THAT THIS TRANSACTION IS BY MEANS OF PRIVATE SALE AND TREATY, AND WAIVE ANY AND ALL REFERENCE OR REMEDIES AS TO THE CONSIDERATION PAID BEING CONSTRUED OR CONFORMING CONSTRUCTIVELY AS A SECURITIES TRANSACTION, [except under applicable exemptions] AS PROMULGATED BY ANY STATE, PROVINCIAL OR FEDERAL AGENCY OR LAW.

          FURTHER, THE PARTIES HERETO REPRESENT THAT THEY ARE SOPHISTICATED AS PROSCRIBED AND PURSUANT TO SEC RULES AND REGULATIONS; AND ARE KNOWLEDGXBLE IN BUSINESS ACQUISITIONS, THE ACCOUNTING PROFESSION AND HAVE CONCLUDED ALL DUE DILIGENCE PER THIS TRANSACTION.

                                       D.
                                 PROHIBITED ACTS

"The Parties"; hereby agree that the following acts shall not occur after the closing Date of this Agreement.

     1. Declare or pay any dividends or make other distributions of its cash, assets, or stock, or redeem or purchase any of its shares.

     2. Issue any stock or other securities including any of its shares or issue notes or other evidence of indebtedness not in the usual course of business.


                                                               INITIAL: JR / MP/
                                                                  PAGE #3 OF *5*


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                                    NOTICES:

     All notices and other communications hereunder shall be In writing and shall be deemed to have been given if mailed and or delivered by registered or certified mail1 postage prepaid.
     Any party may change its address by written notice to the other party by certified Postal

                                 MISCELLANEOUS:

        This Agreement, together with the schedules provided for herein:

     (a) constitutes the entire Agreement and INCLUDES all relevant prior agreements, understandings and negotiations, both written and oral, between the parties with respect to the subject matter hereof;

     (b) may be executed in multiple counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument;

     (c) shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, and shall be assignable by either party without the prior written Consent of the other;

     (d) shall be an agreed contract by and between the parties, devoid of any third party broker or broker fees due or payable.

     (f)  this  Agreement  is  SOLELY   juridically   controlled,   bound,   and
          enforceable pursuant to the laws of the State of Colorado.

     IN WITNESS WHEREOF, each party hereto, with full board authority, has caused this Agreement to be executed on and as of the date first above written.

      PHOENIX RESOURCES TECHNOLOGIES, INC.

          /S/ JAMES RAY
          ---------------------------
          BY: JAMES RAY, PRESIDENT

      AGREED AND ATTEST: BY:


      ROCKY MOUNTAIN CRYSTAL WATER1 INC.

          /s/ Michael Puhr
          ---------------------------
      BY:     MICHAEL PUHR, PRESIDENT


      AGREED AND ATTEST. BY:
                                                               INITIAL: JR / MP/
                                                                  PAGE #4 OF *5*


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     INDEX OF EXHIBITS









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    April 9, 1997

     Mr. Michael Puhr
    Phoenix Resources Techno1ogies, Inc.
    5575 S. Sycamore St., Suite 103
    Littleton, Colorado 80120

                    Re:      Right of first Refusal or Repurchase
      Dear Mr. Puhr:

     This 1etter is to outline the basis upon which we have agreed that MVP Holdings, Inc., shall retain a right of first refusal and a right to repurchase stock issued by MVP Holdings, Inc., (hereinafter "MVP")to Phoenix Resources, Inc., (hereinafter "Phoenix") as consideration for the purchase of certain assets by MVP.

     You understand that this right of first refusal and right to repurchase applies only to stock retained by Phoenix and not to any stock distributed to Phoenix shareholders as a dividend, gift or otherwise.

     In the event that Phoenix receives a bona fide offer for the purchase of any or all of the retained stock Phoenix is to immediately inform MVP of such offer in and MVP will notify Phoenix of its intent to exercise its right of first refusal within 48 hours of such notification. Fai1ure to respond within the 48 hour period shall be the same as informing Phoenix that it will not exercise its right of first refusal. If MVP chooses to exercise its right of first refusal it shall have 15 days to either match the offer itself or provide a purchaser of its own choice to purchase the stock.

     In the event that Phoenix decides to offer any or all of the retained stock for sa1e without a bona fide offer Phoenix shall notify MVP of its intent to offer stock for sale including the amount of stock it intends to offer and MVP will notify Phoenix within 48 hours of its intent to exercise its right of first refusal as to any or all of the stock to be offered for sale by Phoenix. If MVP notifies Phoenix of it's intent to exercise its right of first refusal the purchase price shall be the market price at the time Phoenix notified MVP. MVP shall have 15 days to either price the stock at the price herein specified or provide a purchaser of its own choice to purchase the stock at the price herein specified. Either way, payment will be in the form of cash.


     Phoenix agrees that it shal1 not hypothecate any of the retained MVP stock without approval of MVP as the resulting lien would interfere with MVP's right of first refusal. MVP agrees that it will not arbitrarily withhold its approval except for good cause shown. If MVP fails to notify Phoenix of its objections within 48 hours it shall be the same as approval of the transaction.


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     In the event that Phoenix  files for  bankruptcy  it will notify MVP of its intent to file at least 48 hours before the filing and MVP may repurchase any and all retained MVP stock at the market price at the time such notice is given less 10% if the market price is more than 10% over $3.50. MVP will be allowed to give a promissory note for the full purchase price. Said promissory note is to be for a period of 5 years and will be at an interest rate equal to the market rate at Bank of America on the date said notice is given.


     Please sign in the space provided below signifying your agreement and return the original to this office.

                                               Sincerely yours,



                                               /S/ Michael W. Berg
                                               -----------------------------
                                                   Michael W. Berg, President
                                                   MVP Holdinqs, Inc.



                                               AGREED
                                                   Phoenix Resources
                                                   Technologies, Inc.

                                               By /s/ Michael A. Puhr
                                                  --------------------------